QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading "Experts" and to the use in this Amendment No. 1 to Registration Statement (Form F-1) No. 333-166793 of our report dated August 3, 2010 relating to the financial statements and financial statement schedule of Velti plc included in such Amendment No. 1 to Registration Statement and the related Prospectus.

/s/ Baker Tilly Virchow Krause LLP
Minneapolis, Minnesota
August 3, 2010

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM